                                  DODGE & COX
--------------------------------------------------------------------------------
                                  Income Fund
                               Established 1989


                               Quarterly Report
                              September 30, 1995

                                     1995
--------------------------------------------------------------------------------



                                  DODGE & COX
                                  Income Fund

--------------------------------------------------------------------------------

                                  Dodge & Cox
                              Investment Managers
                                  35th Floor
                              One Sansome Street
                                 San Francisco
                               California 94104
                                (415) 981-1710

                            For Fund literature and
                           information, please call:
                                (800) 621-3979

--------------------------------------------------------------------------------

                                  DODGE & COX
======================================---=======================================
                                  Income Fund

                Portfolio of Investments                                                                         September 30, 1995
                -------------------------------------------------------------------------------------------------------------------
                 PAR VALUE                                                                                             MARKET VALUE
BONDS:          U.S. TREASURY: 20.2%
88.3%           $ 5,500,000         U.S. Treasury Notes, 6 1/2%, 1996.............................................     $  5,539,545
                 15,000,000         U.S. Treasury Notes, 7 1/4%, 1996.............................................       15,189,900
                 24,200,000         U.S. Treasury Notes, 7 7/8%, 1996.............................................       24,604,624
                  5,000,000         U.S. Treasury Notes, 5 1/2%, 1997.............................................        4,969,550
                  4,500,000         U.S. Treasury Bonds, 14%, 2011................................................        7,203,510
                                                                                                                       ------------
                                                                                                                         57,507,129
                FEDERAL AGENCY: 0.2%
                    619,000         Patriot II Shipping-Leo U.S. Govt. Gtd. Title XI, 8%, 2003....................          634,023

                FEDERAL AGENCY MORTGAGE PASS-THROUGH AND REMIC*: 33.1%
                    149,617         Federal Home Loan Mtge. Corp. Group 54-1078, 6%, 2003.........................          148,121
                    175,407         Federal Home Loan Mtge. Corp. Group 25-5222, 7%, 2003.........................          175,407
                  3,215,485         Federal Home Loan Mtge. Corp. Group 25-6654, 8%, 2003.........................        3,290,277
                    504,872         Federal Home Loan Mtge. Corp. Group 18-0233, 7%, 2006.........................          506,134
                    302,850         Federal Home Loan Mtge. Corp. Group 26-0478, 7%, 2006.........................          302,850
                  1,007,812         Federal Home Loan Mtge. Corp. Group 27-2784, 7 1/4%, 2008.....................        1,016,630
                    287,938         Federal Home Loan Mtge. Corp. Group 53-0142, 7 1/2%, 2008.....................          294,057
                    693,530         Federal Home Loan Mtge. Corp. Group 18-8028, 8%, 2008.........................          710,667
                    584,168         Federal Home Loan Mtge. Corp. Group 18-9269, 8%, 2008.........................          597,756
                    521,412         Federal Home Loan Mtge. Corp. Group 29-0537, 8%, 2009.........................          537,706
                  1,084,791         Federal Home Loan Mtge. Corp. Group 29-2668, 8%, 2009.........................        1,112,703
                    425,770         Federal Home Loan Mtge. Corp. Group 26-0671, 8 1/4%, 2009.....................          436,738
                    391,953         Federal Home Loan Mtge. Corp. Group 53-4727, 6 1/2%, 2012.....................          389,503
                  9,900,000         Federal Home Loan Mtge. Corp. Multi PC Series 1258-EA, 8%, 2007...............       10,283,625
                 10,000,000         Federal Home Loan Mtge. Corp. Multi PC Series G-37 I, 6%, 2022................        9,112,500
                  4,817,440         Federal Natl. Mtge. Assn. MBS Pool 57358, 6 1/4%, 2007........................        4,772,156
                  9,739,849         Federal Natl. Mtge. Assn. MBS Pool 70255, 7 1/2%, 2007........................        9,955,392
                  1,288,282         Federal Natl. Mtge. Assn. MBS Pool 478, 7 1/2%, 2011..........................        1,317,255
                  2,592,527         Federal Natl. Mtge. Assn. MBS Pool 151777, 8%, 2012...........................        2,677,536
                    795,744         Federal Natl. Mtge. Assn. MBS Pool 83014, 6 1/2%, 2013........................          789,951
                  3,705,252         Federal Natl. Mtge. Assn. MBS Pool 260892, 8%, 2022...........................        3,826,784
                  3,000,000         Federal Natl. Mtge. Assn. PC 1992-109-J, 7%, 2007.............................        3,000,000
                  9,000,000         Federal Natl. Mtge. Assn. PC 1994-72-J, 6%, 2023..............................        8,201,250
                 10,000,000         Veterans Affairs Vendee Mtge. Trust Series 1994-2-3F, 6 1/2%, 2015............        9,575,000
                 10,000,000         Veterans Affairs Vendee Mtge. Trust Series 1995-1C-3E, 8%, 2018...............       10,506,200
                  9,944,077         Veterans Affairs Vendee Mtge. Trust Series 1995-2D-4A PT, 9.2925%, 2025.......       10,578,012
                                                                                                                       ------------
                                                                                                                         94,114,210
                COLLATERALIZED MORTGAGE OBLIGATION: 0.4%
                  1,032,908         FBC Mtge. Sec. Trust IV-A2, 8.30%, 2009.......................................        1,057,440

          *Real Estate Mortgage Investment Conduit


======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Income Fund

                Portfolio of Investments                                                                         September 30, 1995
                -------------------------------------------------------------------------------------------------------------------
                 PAR VALUE                                                                                             MARKET VALUE
BONDS           INDUSTRIAL: 10.0%
(Continued)     $ 2,650,000         Dayton-Hudson Corp. Debentures 9%, 2021.......................................     $  3,049,859
                  1,000,000         Dayton-Hudson Corp. Debentures 9.70%, 2021....................................        1,225,000
                  2,850,000         Dayton-Hudson Corp. Debentures 8 7/8%, 2022...................................        3,242,474
                  3,000,000         Ford Holdings, Inc. Debentures 9 3/8%, 2020...................................        3,652,500
                  3,500,000         Ford Motor Co. Debentures 9.95%, 2032.........................................        4,572,960
                  5,000,000         May Department Stores Notes 7 5/8%, 2013......................................        5,176,650
                  4,500,000         Time Warner Entertainment Senior Debentures 8 3/8%, 2033......................        4,553,955
                  2,500,000         Union Camp Corp. Debentures 9 1/4%, 2011......................................        3,000,000
                                                                                                                       ------------
                                                                                                                         28,473,398
                FINANCE: 9.9%
                  1,839,342         Banamex Export Funding Corp. Coll. Notes Series K, 5.74%, 1997................        1,830,145
                  3,960,000         Bank of Boston Subordinated Notes 6 5/8%, 2004................................        3,866,188
                  1,450,000         Barclays North American Capital Corp. Notes 9 3/4%, 2021, Callable 2001.......        1,667,399
                  1,000,000         CIGNA Corp. Debentures 7.65%, 2023............................................          948,750
                    500,000         Export Finance Corp. Coll. MTN Series I, 8.16%, 1996..........................          505,000
                  1,955,000         First Nationwide Bank Subordinated Debentures 10%, 2006.......................        2,228,700
                  1,600,000         General Electric Capital Services Subordinated Notes 7 1/2%, 2035.............        1,680,000
                  5,800,000         GMAC Put Bonds 8 7/8%, 2010, Putable 2000/2005................................        6,757,000
                  4,500,000         ITT Hartford Group Notes 8.30%, 2001..........................................        4,826,250
                  4,000,000         Norwest Corp. MTN 6 1/2%, 2005................................................        3,928,000
                                                                                                                       ------------
                                                                                                                         28,237,432
                INTERNATIONAL AGENCY: 5.3%
                  3,250,000         European Investment Bank Bonds 10 1/8%, 2000..................................        3,758,430
                  3,300,000         European Investment Bank Bonds 9 1/8%, 2002...................................        3,771,570
                  7,750,000         Inter-American Development Bank Debentures 7 1/8%, 2023, Callable 2003........        7,565,240
                                                                                                                       ------------
                                                                                                                         15,095,240
                CANADIAN: 4.3%
                  4,100,000         Canadian Pacific Ltd. Debentures 9.45%, 2021..................................        4,996,875
                  6,000,000         Hydro-Quebec Debentures 9 1/2%, 2030..........................................        7,270,980
                                                                                                                       ------------
                                                                                                                         12,267,855
                TRANSPORTATION: 4.3%
                  2,590,000         AMR Corp. Debentures 9.88%, 2020..............................................        3,000,826
                  3,650,000         AMR Corp. Debentures 9 3/4%, 2021.............................................        4,187,207
                  2,630,000         Consolidated Rail Corp. Debentures 9 3/4%, 2020...............................        3,342,388
                    400,000         Norfolk & Western Railroad Equipment Trust Certificate 10 1/8%, 2000..........          457,804
                  1,000,000         Seaboard Coast Line Railroad Equipment Trust Certificate 11 1/4%, 1999........        1,138,980
                                                                                                                       ------------
                                                                                                                         12,127,205
                PUBLIC UTILITIES: 0.6%
                  1,500,000         Idaho Power Co. 1st Mortgage Bonds 9 1/2%, 2021, Callable 2001................        1,706,250
                                                                                                                       ------------
                                         TOTAL BONDS (cost $241,084,406)..........................................      251,220,182
                                                                                                                       ------------

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                                       2
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                                  DODGE & COX
======================================---=======================================
                                  Income Fund

                Portfolio of Investments                                                                         September 30, 1995
                -------------------------------------------------------------------------------------------------------------------
                 PAR VALUE                                                                                             MARKET VALUE
SHORT-TERM      $ 2,994,084         Pitney Bowes Credit Corp., Variable Demand Note 5.47%, 1995...................     $  2,994,084
INVESTMENTS:      4,700,000         Prudential Funding Corp., Commercial Paper 6 1/4%, 1995.......................        4,700,000
3.4%              2,125,941         Sara Lee Corp., Variable Demand Note 5.45%, 1995..............................        2,125,941
                                                                                                                       ------------
                                         TOTAL SHORT-TERM INVESTMENTS (cost $9,820,025)...........................        9,820,025
                                                                                                                       ------------
                TOTAL INVESTMENTS (cost $250,904,431)........................................       91.7%               261,040,207
                OTHER ASSETS LESS LIABILITIES................................................        8.3                 23,570,943
                                                                                                   ------              ------------
                TOTAL NET ASSETS.............................................................      100.0%              $284,611,150
                                                                                                   ======              ============
                Capital shares outstanding 24,179,685                                              NET ASSET VALUE PER SHARE $11.77
                (par value $.01 each)

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                                       3

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


                Condensed Statement of Operations
                -------------------------------------------------------------------------------------------------------------------
                For the Nine Months Ended September 30, 1995
                Investment income.................................................................................     $12,137,692
                Expenses..........................................................................................         880,913
                                                                                                                       -----------
                Net investment income.............................................................................     $11,256,779
                                                                                                                       ===========

                Net realized gain from security transactions (based on identified cost)...........................     $   621,969
                Change in unrealized appreciation (depreciation) of investments...................................      17,984,702
                                                                                                                       -----------
                Net realized and unrealized gain on investments...................................................     $18,606,671
                                                                                                                       ===========
                     SEC yield for the 30 day period ended September 30, 1995.....................     6.62%

                Condensed Financial Information
                -------------------------------------------------------------------------------------------------------------------
                                                                     Net Asset Value Per Share              Distributions Per Share
                                                                    ---------------------------            ------------------------
                Year Ended                                                                                                  Capital
                December 31                 Net Assets              Actual            Adjusted*            Income             Gains
                -------------------------------------------------------------------------------------------------------------------
                1989                      $ 32,762,573              $10.68               $10.69             $ .69              $.01
                1990                        52,086,033               10.61                10.63               .81               .01
                1991                        96,219,763               11.59                11.65               .82               .03
                1992                       136,261,902               11.55                11.70               .82               .09
                1993                       180,032,487               11.89                12.21               .78               .17
                1994                       195,373,985               10.74                11.07               .76               .05
                1995 (9/30)                284,611,150               11.77                12.13               .58**              --
                                                                                                            -----              ----
                                                                                                            $5.26              $.36
                                                                                                            =====              ====

              * Adjusted for assumed reinvestment of capital gains
                distributions.

             ** A distribution of $.19 per share from net investment income was paid to shareholders of record September 14, 1995.

                                                                                                                     6.75 Years
                Average annual total return for periods ended September 30, 1995        1 Year        5 Years     (Since inception)
                -------------------------------------------------------------------------------------------------------------------
                Dodge & Cox Income Fund                                                 15.83%        10.74%            10.32%
                Lehman Bros. Aggregate Bond Index                                       14.07          9.65              9.83

                The average annual total return figures include reinvestment of dividend and capital gain distributions. These results represent past performance; past performance is no guarantee of future results. Investment return and share price will vary, and shares may be worth more or less at redemption than at original purchase.

                                          *  *  *

                The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

=======================================---======================================

                                  DODGE & COX
======================================---=======================================
                                  Income Fund


                Officers and Directors
                ----------------------------------------------------------------

                A. Horton Shapiro, President and Director
                Senior Vice-President, Dodge & Cox

                John A. Gunn, Vice President and Director
                President, Dodge & Cox

                W. Timothy Ryan, Secretary-Treasurer
                and Director
                Senior Vice-President, Dodge & Cox

                Dana M. Emery, Assistant
                Secretary-Treasurer and Director
                Vice-President, Dodge & Cox

                Max Gutierrez, Jr., Director
                Partner, Brobeck, Phleger & Harrison, Attorneys

                Robert C. Harris, Director
                Of Counsel to Heller, Ehrman, White & McAuliffe, Attorneys

                Frank H. Roberts, Director
                Retired Partner, Pillsbury, Madison & Sutro, Attorneys

                John B. Taylor, Director
                Professor of Economics, Stanford University

                Will C. Wood, Director
                Principal, Kentwood Associates, Financial Advisers

                ----------------------------------------------------------------

                MANAGERS
                Dodge & Cox
                One Sansome Street, 35th Floor
                San Francisco, California 94104
                Telephone (415) 981-1710

                CUSTODIAN & TRANSFER AGENT
                Firstar Trust Company
                P. O. Box 701
                Milwaukee, Wisconsin 53201-0701
                Telephone (800) 621-3979

                INDEPENDENT ACCOUNTANTS
                Price Waterhouse LLP
                San Francisco, California

                LEGAL COUNSEL
                Heller, Ehrman, White & McAuliffe
                San Francisco, California

                ----------------------------------------------------------------

                This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by an effective prospectus.

======================================---=======================================
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                                  DODGE & COX
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                                  Income Fund




                      THIS PAGE INTENTIONALLY LEFT BLANK




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                                       6
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                                  DODGE & COX
======================================---=======================================
                                  Income Fund


                General Information
                ----------------------------------------------------------------

DODGE & COX     The Fund enables investors to obtain the benefits of experienced
INCOME FUND     and continuous investment supervision. The Fund is invested in a diversified portfolio of fixed-income securities with the primary objective of providing shareholders with a high and stable rate of current income consistent with long-term preservation of capital.

INVESTMENT      Since 1930, Dodge & Cox has been providing professional
COUNSEL         investment management for individuals, trustees, corporations,
MANAGEMENT      pension and profit-sharing funds, and charitable institutions.
                In addition, Dodge & Cox manages the Dodge & Cox Balanced Fund and the Dodge & Cox Stock Fund. Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities.

NO SALES        There are no commissions on the purchase or redemption of
CHARGE          shares of the Fund.

GIFTS Dodge & Cox Income Fund shares provide a convenient method for making gifts to children and to other family members. Fund shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

REINVESTMENT    Shareholders may direct that dividend and capital gains
PLAN            distributions be reinvested in additional Fund shares.

AUTOMATIC       Shareholders may make regular monthly or quarterly investments
INVESTMENT      of $100 or more through automatic deductions from their bank
PLAN            accounts.

WITHDRAWAL      Shareholders owning $10,000 or more of the Fund's shares may
PLAN            elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

                The above plans are completely voluntary and involve no service charge of any kind.

IRA PLAN The Fund has available an Individual Retirement Plan (IRA) for shareholders of the Fund.

                Fund literature and details on all of these plans are available from the Fund upon request.

                DODGE & COX INCOME FUND
                c/o Firstar Trust Company
                P.O. Box 701
                Milwaukee, Wisconsin 53201-0701
                Telephone (800) 621-3979

======================================---=======================================

                                  Dodge & Cox
======================================---=======================================
                                  Income Fund

Dear Shareholder                                                    October 1995

The Dodge & Cox Income Fund provided a total return of 2.1% for the quarter ended September 30, 1995. The total return for the Lehman Brothers Aggregate Bond (LBAG) Index (a broad-based index composed of investment grade bonds) was 2.0% for the same period. For the first nine months of 1995 the Fund returned 15.2%, compared to a 13.6% return from the LBAG Index.

--------------------------------------------------------------------------------

                          Average Annual Total Return

                                                                            6.75 Years
  For periods ended September 30, 1995            1 Year      5 Years    (Since Inception)
  ----------------------------------------------------------------------------------------
  Dodge & Cox Income Fund                         15.83%       10.74%          10.32%
  LBAG Index                                      14.07         9.65            9.83

The average annual total return figures include reinvestment of dividend and capital gain distributions. These results represent past performance; past performance is no guarantee of future results. Investment return and share price will vary, and shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------

Despite some intra-period volatility, interest rates finished the quarter very close to where they began. The Fund's third quarter total return was primarily a function of the income on the portfolio's holdings. Additionally, there was some price appreciation in our longer maturity corporate securities, the result of a narrowing of their yield premiums and a small decline in long term interest rates.

Dodge & Cox Hallmarks: Incremental Yield and Security Selection

We manage the Income Fund with a three to five year investment horizon and believe that, over this time period, income return and the reinvestment of income will be the dominant components of the Fund's total return. Therefore, a cornerstone of our fixed income strategy is building incremental yield into the Income Fund without sacrificing its broad diversification and high average quality. We accomplish this by allocating a significant percentage (nearly 70% currently) of the Fund's assets to corporate and mortgage securities which provide a greater yield than similar duration U.S. Treasuries. The quality and diversity of the Fund's holdings are maintained through a second cornerstone of our management style: security selection.

A focus on security selection necessitates researching all of the pertinent details of every bond which goes into the portfolio. This approach makes us very choosy buyers; only the proper combination of credit (what are the fundamental risks of lending money to the issuer?), structure (is this a compelling maturity/coupon/option features combination?), and price (is this truly reflective of the risk/reward tradeoff for this security?) will result in a bond being purchased for the Fund. Building a portfolio with a high and stable yield through our focus on security selection is the most important thing that we do as managers.

======================================---=======================================
  Dodge & Cox       One Sansome Street        San Francisco, California 94104

                                  Dodge & Cox
======================================---=======================================
                                  Income Fund

Readily Available Fundamental Analysis

Last quarter we talked about what security selection means for mortgage-backed securities. Security selection also plays a vital role in the corporate sector of the Fund. The process for corporate bonds relies upon in-depth credit research, and in this regard we make full use of our eleven in-house research analysts. Each analyst follows the companies within their assigned industries, providing fundamental and unbiased corporate credit analysis. Our fixed income department has continual access to these professionals due to Dodge & Cox's single office location in San Francisco. Combining fundamental credit research with thorough structural analysis gives us the confidence to invest a significant percentage (34% as of September 30) of the Fund's assets in corporate securities. The Fund now holds the debt of twenty-four companies, with the recent additions of G.E. Capital and May Department Stores.

Portfolio Composition

Shareholders may note that sector percentages for the Fund at quarter end have changed from three months ago. The corporate and mortgage-backed securities weightings decreased by 2.1 and 4.8 percentage points respectively, while the cash component of the Fund increased from 6.7% to nearly 12%. Coincident with the close of the third quarter, the Fund received a significant subscription, which increased the end-of-quarter cash component of the Fund and reduced the weightings of other sectors as a proportion of the Fund's total assets. We have since moved to invest this money. As always, we will actively search out opportunities to increase the yield of the Fund and its potential return without sacrificing its high average quality and diversification.

In closing, we want to thank you for your continued confidence in Dodge & Cox. We believe that our ongoing commitment to independent fundamental research and individual security selection will continue to benefit Fund shareholders in the years ahead.

                                  Dodge & Cox

======================================---=======================================